Exhibit 10.1

GLUCOTRACK, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (the “Agreement”) is made and entered into as of July __, 2024, by and among GLUCOTRACK, INC., a Delaware corporation (the “Company”), and __________ (“Purchaser”).

Recital

WHEREAS, on the terms and subject to the conditions set forth herein, Purchaser is willing to purchase from the Company, and the Company is willing to sell to Purchaser, (i) an unsecured promissory note in substantially the form attached hereto as Exhibit A (the “Note”) in the aggregate principal amount of __________ Dollars ($________) (the “Loan Amount”), and (ii) a warrant, in substantially the form attached hereto as Exhibit B (the “Warrant” and with the Note, the “Securities”), to purchase three shares of capital stock of the Company for each $1.00 invested, each as further described below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and the Company hereto agree as follows:

1.	Agreement to Sell and Purchase.

1.1 Issuance of Note. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Note.

1.2 Issuance of Warrant. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, the Warrant.

2.	Closing, Delivery And Payment.

2.1 Closing. The closing of the sale and purchase of the Note and the Warrant under this Agreement (the “Closing”) will take place on the date hereof (the “Closing Date”).

2.2 Delivery; Payment. Subject to the terms of this Agreement, at the Closing, the Company will deliver to Purchaser (i) a Note in a principal amount equal to the Loan Amount and (ii) the Warrant, and Purchaser will deliver to the Company by wire transfer of immediately available funds an amount equal to the Loan Amount as payment for the Note and the Warrant being purchased by Purchaser at Closing.

3.	Representations and Warranties of the Company.

The Company hereby represents and warrants to Purchaser as of the effective time of the Closing as set forth below.

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to issue and sell the Note and the Warrant and to carry out the provisions of this Agreement.

3.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, sale, issuance and delivery of the Note and the Warrant pursuant hereto has been taken.

4.	Representations and Warranties and Covenants of Purchaser.

Purchaser hereby represents and warrants to the Company as of the effective time of the Closing as follows:

4.1 Requisite Power and Authority. Purchaser has all necessary power and authority to execute and deliver this Agreement. All action on Purchaser’s part required for the lawful execution and delivery of this Agreement has been taken.

4.2 Investment Representations. Purchaser understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Purchaser also understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser’s representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

(a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Securities. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times Purchaser might propose.

(b) Acquisition for Own Account. Purchaser is acquiring the Securities for Purchaser’s own account for investment only, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

(c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management’s, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement.

(d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

(e) Company Information. Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

(f) Bad Actor. Neither (i) Purchaser, (ii) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (iii) any beneficial owner of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by Purchaser is subject to any “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

5.	Miscellaneous.

5.1 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and performed entirely within Delaware. THE PARTIES TO THIS AGREEMENT HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY WITH RESPECT TO DISPUTES ARISING UNDER THIS AGREEMENT AND THE RELATED AGREEMENTS AND CONSENT TO A BENCH TRIAL WITH THE APPROPRIATE JUDGE ACTING AS THE FINDER OF FACT.

5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Note or the Warrant from time to time.

5.3 Entire Agreement. This Agreement, the Note and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. This Agreement shall amend and supersede any prior agreement in all respects. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement, the Note or the Warrant.

5.4 Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver. This Agreement, the Note, the Warrant, and the provisions, rights and obligations thereof, may be amended, waived or modified upon the written consent of the Company and Purchaser.

5.6 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement.

5.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[SIGNATURE PAGES FOLLOW]

The parties hereto have executed this Note and Warrant Purchase Agreement as of the date set forth in the first paragraph hereof.

THE COMPANY:

GLUCOTRACK, INC.

By:
Name:
Title:

Address:

[PURCHASER SIGNATURES CONTINUE ON FOLLOWING PAGE]

The parties hereto have executed this Note and Warrant Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:

[—]

By
Name:
Title:

Address: